Exhibit 32.2

 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

 In connection with the Annual Report of McKenzie Bay International Ltd (the "Company") on Form 10-KSB for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory Bakeman, Chief Fiancial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 IN WITNESS WHEREOF, the undersigned has executed this certification as of the 13th day of January 2005.


/s/ Gregory N. Bakeman
------------------------
    Gregory N. Bakeman
    Principal Financial Officer